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                                                                  Exhibit 10.110

                             TAX PROBATION AGREEMENT

     This Tax Proration Agreement is entered into as of this 3rd day of March 2004 by and between Kimco Barclay Peoria Crossing, L.P. ("Seller") and Inland Western Glendale, L.L.C., a Delaware limited liability company ("Purchaser").

                                    RECITALS:

     A. Seller and Purchaser entered into that certain Purchase Agreement dated 1-9-04 (the "Agreement") regarding the approximately 24.58 acres in Peoria Crossings Shopping Center located in Peoria, Arizona (the "Shopping Center") and more particularly described on Exhibit A attached hereto and made a part hereof (the "Property").

     B. The Property consists of portions of existing platted lots, and the balance of such existing platted lots shall be retained by Seller. The Property is the subject of an amended replat which shall be recorded after the closing of Purchaser's acquisition of the Property (the "Replat"). Pursuant to the Replat, the Property will become separate legal lots consisting of future lots 1, 3, 3a, 15, 16 and 24 (the "Purchaser Lots").

     C. Seller and Purchaser desire to provide for the equitable allocation of general real estate taxes for the Property prior to the creation of its own parcel identification numbers for the Purchaser Lots in accordance with the methodology outlined on Exhibit B hereto.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the parties, Purchaser and Seller agree as follows:

     1. Until the Property is taxed as a separate parcel(s), Purchaser shall pay the real estate tax bills for the parcel numbers set forth on Exhibit B prior to delinquency.

     2. Seller shall pay Purchaser and Purchaser shall pay Seller their respective amounts due and owing in accordance with Exhibit B not later than thirty (30) days after being invoiced for the same, and in the case of amounts due from Seller to Purchaser, such invoice shall include written evidence that such real estate taxes have been paid in full by Purchaser.

                    Balance of Page Intentionally Left Blank

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     The parties have entered into this Agreement as of the date first written above.

                        SELLER:

                        KIMCO BARCLAY PEORIA CROSSING L.P.

                        By:   KD PEORIA 476, INC.,
                              its general partner


                              By: /s/ Daniel Slattery
                                 -------------------------------
                              Name:  Daniel Slattery
                              Its:   Executive Vice President


                        PURCHASER:

                        Inland Western Glendale, L.L.C., a
                        Delaware limited liability company


                        By: Inland Western Real Estate Trust, Inc., a
                            Maryland Corporation, its sole member

                              By: /s/ G. Joseph Cosenza
                                 ----------------------------------
                                 G. Joseph Cosenza
                                 Authorized Agent

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                                    EXHIBIT A

                                    PROPERTY

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                                    EXHIBIT B

LOT 1 (PIN 142-55-487)

Current 11.24 acre          New 12.01 acres           Diff. .77 acre
03 Taxes   $163,224.24

-    Prorate when tax bill issued.
- Inland pays 04 tax bill for Lot 1 and owes us for .77 acre of land taxes only for closing-12/31/04.
-    We pay Inland for 04 taxes for 1/1 - closing.

LOT 3 (PIN 142-55-489)

Current 11.24                            New  8.34     3
03 Taxes   $16,214.18                          .22    3A
                                               .95    24
                                              ----
                                              9.51  Diff. 1.73 acres

-    Prorate when 04 tax bill issued.
-    Inland pays tax bill.
- Kimco pays Inland for 04 land taxes for 1.73 acres for entire year and 04 land taxes on 9.51 acres for 1/1 - closing date.

LOT 15 (PIN 142-55-501)

Current 1.04                             New  1.91  Diff. .87 acre
03 Taxes   $2,213.66

-    Prorate when tax bill issued.
-    Inland pays tax bill.
-    Inland pays Kimco for 04 land taxes on .87 acre for closing until 12/31.
-    Kimco pays Inland 1/1 - closing for total 04 tax bill.

LOT 16 (PIN 142-55-502)

Current 1.05                             New  1.15  Diff. .10 acre
03 Taxes   $2,243.48

-    Inland pays 04 tax bill.
- For simplicity, Kimco pays 1/1 - closing proration for entire 04 tax bill and ignore the .10 acre land taxes.

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